Discounted Cash Flow Method
                         (Income Statement Projections)

ARIZONA INSTRUMENT CORPORATION
Income Statement
($000s)

                                                                    Compound                                         Compound
                                                                     Annual                                            Annual
                                           Historical(1)           Growth Rate              Projected(3)             Growth Rate
                              -------------------------------------           ---------------------------------------
                               1995    1996    1997    1998  1999(2) (95-99)  2000E   2001E   2002E    2003E   2004E   (00-04)
                              -----   -----   -----   -----  ------  ------   -----   -----   ------   ------  ------  -------
Sales
Domestic                      4,725   4,082   5,269   6,194   6,131    5.3%   6,358   6,693    7,204    7,878   8,634    6.3%
International                 1,481   1,643   1,615   1,842   1,589    1.4%   1,670   1,803    1,948    2,106   2,278    6.4%
Service                       1,620   1,653   1,303   1,041     962   (9.9%)    991   1,030    1,072    1,114   1,159    3.2%
                              -----   -----   -----   -----   -----           -----   -----   ------   ------  ------
Net Sales                     7,826   7,378   8,187   9,077   8,683    2.1%   9,019   9,526   10,223   11,098  12,070    6.0%

Cost of Goods Sold            3,121   2,833   3,298   3,409   3,132           3,344   3,564    3,828    4,159   4,527
                              -----   -----   -----   -----   -----           -----   -----   ------   ------  ------

Gross Profit                  4,705   4,545   4,889   5,668   5,551    3.4%   5,675   5,962    6,396    6,939   7,543    5.9%
                               60.1%   61.6%   59.7%   62.4%   63.9%           62.9%   62.6%    62.6%    62.5%   62.5%
Operating Expenses
Selling & Marketing           1,965   2,027   2,812   2,052   2,083           2,165   2,286    2,454    2,664   2,897
General & Administrative        968   1,165   1,462   1,144   1,479           1,398   1,477    1,585    1,720   1,871
Public Company Expenses                                                         150     150      150      150     150
Research & Development          448     498     529     876     741             812     857      920      999   1,086
Amortization & Depreciation     368     395     324     420     482             522     522      522      522     522
                              -----   -----   -----   -----   -----           -----   -----   ------   ------  ------
Total Operating Expenses      3,748   4,085   5,127   4,492   4,786           5,046   5,292    5,630   6,055    6,526
                              =====   =====   =====   =====   =====           =====   =====    =====   =====    =====

Operating Income                957     460    (238)  1,176     765   (4.4%)    628     670      765      885   1,017   10.1%
                               12.2%    6.2%   -2.9%   13.0%    8.8%            7.0%    7.0%     7.5%     8.0%    8.4%
Other Income
Interest Income                                                 131              17      15       15       15      15
Other Income                                                     15               -       -        -        -       -
Total Other Income                                              146              17      15       15       15      15

Interest Expense                                                (31)             --      --       --       --      --
Line                                                                             --      --       --       --      --
Senior Debt                                                                      --      --       --       --      --
Total Interest Expense                                          (31)             --      --       --       --      --

Total Other Income/Expense                                      115              17      15       15       15      15

Pretax income                                                   881             645   6  85      780    9  00   1,032

Income taxes                                                    434             252   2  67      304    3  51     402

Net Income                                                      447             394   4  18      476    5  49     629

----------
(1)  Historical numbers exclude Encompass product line
(2)  Assumes a cash dividend of $2,900
(3)  Management projections

Tax rate                                                      49.23%
Debt-free taxes                                                 449
Debt-free Net Income                                            463

                         ARIZONA INSTRUMENT CORPORATION

                          DISCOUNTED CASH FLOW ANALYSIS
                             (DOLLARS IN THOUSANDS)
                             AS OF FEBRUARY 23, 2000

COST OF CAPITAL INPUTS

Inputs                                               Symbol       Value
------                                               ------       -----
Risk-Free Interest Rate (5-Year Treasury Note)         Rf         6.64%
Market Risk Premium (Last 5 years
 S & P 500 Stock Index Return)                      (RPm-Rf)      21.92%
Tax Rate                                               T          40.00%

Cost of Debt                                            Kd         0.00%
After-Tax Cost of Debt                               Kd*(1-T)      0.00%
Small Stock Risk Premium                                RPs        4.00%
Unsystematic Risk Premium                                A         2.00%


                                  Average     Interest    Cash Interest
                               1999 Balance     Rate         Expense
                               ------------     ----         -------
Revolving Line of Credit           0.0          N/A            0.0
Senior Debt                        0.0          N/A            0.0
Subordinated Debt                  0.0          N/A            0.0
                                   ---                         ---
Total                              0.0                         0.0


Weighted Average Cost of Debt                   0.00%


CALCULATION OF INDUSTRY AVERAGE UNLEVERED BETA

Calculation                               Symbol      Formula
-----------                               ------     --------
Unlevered Equity Beta                       Bu       Bu=Be/(1+{[Wd*(1-T)]/We})


                               Equity   Market Value   Book Value of       %       %    LTM Effective  Unlevered
Comparable Company            Beta (A)     Equity     Debt & Prefered   Equity    Debt    Tax Rate       Beta
------------------            --------     ------     ---------------   ------    ----    --------       ----
OI Corporation          OICO    0.51     $13,373.1      $     0.0        100%       0%      35.8%        0.51
CEM Corporation         CEMX    0.53      31,956.2        1,358.0         96%       4%      31.8%        0.52
MOCON                   MOCO    0.34      41,277.7            0.0        100%       0%      33.6%        0.34
Intelligent Contros     ITC     0.31      10,754.9          213.6         98%       2%      26.1%        0.31
Transmation             TRNS    0.22      16,734.2       29,728.3         36%      64%      10.1%        0.08
Lifschultz Industries   LIFF    0.47      11,594.3          379.0         97%       3%    (54.84%)       0.45
Mesa Laboratories       MLAB    0.59      14,027.9            0.0        100%       0%      34.8%        0.59

Market Cap. Weighted Average Unlevered                                                              0.3970887

----------
(a)  Source: Bloomberg, 2 year weekly.


CALCULATION OF INDUSTRY AVERAGE EQUITY BETA
Arizona Instruments Corporation Market Value of Equity              $5,965.4
Arizona Instruments Corporation Market Value of Debt                     0.0
                                                                    --------
Arizona Instruments Corporation Market Capitalization               $5,965.4

Average Weight of Equity (We)                                          100.0%
Average Weight of Debt & Preferred (Wd)                                  0.0%

Calculation                     Symbol               Formula
-----------                     ------               -------
Market Cap. Weighted
Average Equity Beta               Be       Be=Bu*(1+{[Wd*(1-T)]/We})    0.40


EQUITY COST OF CAPITAL CALCULATION

Calculation                     Symbol               Formula
-----------                     ------               -------
Equity Cost of Capital            Ke       Ke=Rf+(RPm*B)+RPs+A            21%


WACC CALCULATION


Calculation                     Symbol               Formula              Value
-----------                     ------               -------              -----
Weighted Average
Cost of Capital                  WACC          (Wd*Kd*(1-T))+(We*Ke)       21%


WACC Minus        2.0%       19.3%
WACC Minus        1.0%       20.3%


WACC                         21.3%
WACC Plus         1.0%       22.3%
WACC Plus         2.0%       23.3%

CASE NUMBER 0      0 = BASE CASE
                   1 = AGGRESSIVE  GROWTH CASE  (INCREASE FCF AND EBIT BY 10%)
                   2 = DOWNSIDE CASE (DECREASE FCF AND EBIT BY 10%)

                         ARIZONA INSTRUMENT CORPORATION

                   DISCOUNTED CASH FLOW ANALYSIS -- BASE CASE
                             (DOLLARS IN THOUSANDS)

                                                         Projected Fiscal Year Ended December 31,
                                     LTM Ended   -----------------------------------------------------------
Free Cash Flow Calculation           12/31/99       2000        2001         2002         2003         2004
--------------------------           --------    ---------   ---------   ---------    ---------    ---------
Revenue                                          $ 9,019.1   $ 9,526.2   $10,223.3    $11,098.5    $12,070.3
Cost of Goods Sold                               $ 3,344.5   $ 3,563.8   $ 3,827.7    $ 4,159.2    $ 4,527.4
                                                 ---------   ---------   ---------    ---------    ---------
  Gross Margin                                   $ 5,674.6   $ 5,962.4   $ 6,395.6    $ 6,939.3    $ 7,542.9

Selling & Marketing                              $ 2,164.6   $ 2,286.3   $ 2,453.6    $ 2,663.6    $ 2,896.9
General & Administrative                         $ 1,398.0   $ 1,476.6   $ 1,584.6    $ 1,720.3    $ 1,870.9
Public Company Expenses                          $   150.0   $   150.0   $   150.0    $   150.0    $   150.0
Research & Development                           $   811.7   $   857.4   $   920.1    $   998.9    $ 1,086.3
                                                 ---------   ---------   ---------    ---------    ---------
  EBITDA                                         $ 1,150.3   $ 1,192.2   $ 1,287.3    $ 1,406.5    $ 1,538.8

Depreciation & Amortization                      $   522.0   $   522.0   $   522.0    $   522.0    $   522.0
                                                 ---------   ---------   ---------    ---------    ---------
  EBIT                                           $   628.3   $   670.2   $   765.3    $   884.5    $ 1,016.8

Other Expenses                                   $     0.0   $     0.0   $     0.0    $     0.0    $     0.0
Taxes                                            $   251.6   $   267.2   $   304.3    $   350.8    $   402.4
                                                 ---------   ---------   ---------    ---------    ---------
  Debt-Free Earnings                             $   376.7   $   403.0   $   461.0    $   533.7    $   614.4

Cash Flow Adjustments:
  Plus: Depreciation & Amortization              $   522.0   $   522.0   $   522.0    $   522.0    $   522.0
  Less: Interest Expense Tax Shield              $     0.0   $     0.0   $     0.0    $     0.0    $     0.0
  Less: Capital Expenditures                        (300.0)     (300.0)     (300.0)      (300.0)      (300.0)
  Less: Changes in Working Capital               ($  379.8)  ($  102.1)  ($  130.1)   ($  163.4)   ($  181.4)
                                                 ---------   ---------   ---------    ---------    ---------
    Cash Flow Before
      Optional Debt Amortization                     219.0       522.9       552.9        592.3        655.0

    FREE CASH FLOW                               $   219.0   $   522.9   $   552.9    $   592.3    $   655.0
                                                 =========   =========   =========    =========    =========

    EBIT                            $   765.5    $   628.3   $   670.2   $   765.3    $   884.5    $ 1,016.8
                                                 =========   =========   =========    =========    =========

TERMINAL VALUE
CALCULATION

2004 EBIT Est.      1,016.8
EBIT Multiple           7.0
Terminal Value     $7,117.8

                         ARIZONA INSTRUMENT CORPORATION

DISCOUNTED UNLEVERED CASH FLOWS:

                           Discounted
                    Wacc     Flows       2000    2001     2002     2003      2004   Terminal Value
                    ----     -----       ----    ----     ----     ----      ----   --------------
WACC Minus 2.0%    19.3%    $1,438.4   $183.5   $367.1   $325.3   $292.0    $270.5    $2,940.1
WACC Minus 1.0%    20.3%     1,402.1    182.0    361.1    317.2    282.4     259.5     2,819.9
WACC               21.3%     1,367.2    180.5    355.1    309.5    273.2     249.0     2,705.6
WACC Plus 1.0%     22.3%     1,333.6    179.0    349.3    301.9    264.4     239.0     2,596.9
WACC Plus 2.0%     23.3%     1,301.2    177.5    343.7    294.6    255.9     229.4     2,493.3

                             Unlevered      Present Value of Terminal Value
                             Discounted  +      as a Multiple of EBIT        =       Total Enterprise Value
                             ----------     --------------------------------    ----------------------------------
Discount Rate:       WACC      Flows            6.0X        7.0X        8.0X         6.0X         7.0X         8.0X
--------------       ----      -----            ----        ----        ----         ----         ----         ----
WACC Minus 2.0%     19.3%     $1,438.4      $2,520.1    $2,940.1    $3,360.1     $3,958.5     $4,378.5     $4,798.5
WACC Minus 1.0%     20.3%      1,402.1       2,417.1     2,819.9     3,222.8      3,819.2      4,222.1      4,624.9
WACC                21.3%      1,367.2       2,319.1     2,705.6     3,092.2      3,686.3      4,072.9      4,459.4
WACC Plus 1.0%      22.3%      1,333.6       2,225.9     2,596.9     2,967.8      3,559.5      3,930.5      4,301.4
WACC Plus 2.0%      23.3%      1,301.2       2,137.1     2,493.3     2,849.5      3,438.3      3,794.5      4,150.7

                           Net Debt At       Net Equity Value At 2/23/00     Net Equity Value Per Share At 2/23/00
                           -----------       ----------------------------    -------------------------------------
Discount Rate:       WACC   12/31/99        6.0X        7.0X        8.0X         6.0X         7.0X         8.0X
--------------       ----   --------        ----        ----        ----         ----         ----         ----
WACC Minus 2.0%     19.3%     $0.0        $3,958.5    $4,378.5    $4,798.5      $2.89        $3.19        $3.50
WACC Minus 1.0%     20.3%      0.0         3,819.2     4,222.1     4,624.9      $2.78        $3.08        $3.37
WACC                21.3%      0.0         3,686.3     4,072.9     4,459.4      $2.69        $2.97        $3.25
WACC Plus 1.0%      22.3%      0.0         3,559.5     3,930.5     4,301.4      $2.60        $2.87        $3.14
WACC Plus 2.0%      23.3%      0.0         3,438.3     3,794.5     4,150.7      $2.51        $2.77        $3.03


                               Terminal Value as a
                           % of Total Enterprise Value          TEV/LTM EBIT             TEV/2000 EBIT
                           ---------------------------    ---------------------     ----------------------
Discount Rate:       WACC     6.0X    7.0X     8.0X        6.0X    7.0X    8.0X      6.0X     7.0X    8.0X
--------------       ----     ----    ----     ----        ----    ----    ----      ----     ----    ----
WACC Minus 2.0%     19.3%     63.7%   67.1%    70.0%       5.2x    5.7x    6.3x      6.3x     7.0x    7.6x
WACC Minus 1.0%     20.3%     63.3%   66.8%    69.7%       5.0     5.5     6.0       6.1      6.7     7.4
WACC                21.3%     62.9%   66.4%    69.3%       4.8     5.3     5.8       5.9      6.5     7.1
WACC Plus 1.0%      22.3%     62.5%   66.1%    69.0%       4.6     5.1     5.6       5.7      6.3     6.8
WACC Plus 2.0%      23.3%     62.2%   65.7%    68.7%       4.5     5.0     5.4       5.5      6.0     6.6

                                          Net Equity Value + Excess Cash   Net Equity Value + Excess Cash
                                                    At 2/23/00                  Per Share At 2/23/00
                             Excess Cash  ------------------------------   ------------------------------
Discount Rate:       WACC    AT 12/31/99    6.0X      7.0X        8.0X       6.0X      7.0X       8.0X
--------------       ----    -----------    ----      ----        ----       ----      ----       ----
WACC Minus 2.0%     19.3%     $2,900.0    $6,858.5   $7,278.5   $7,698.5     $5.00     $5.31      $5.61
WACC Minus 1.0%     20.3%     $2,900.0    $6,719.2   $7,122.1   $7,524.9     $4.90     $5.19      $5.49
WACC                21.3%     $2,900.0    $6,586.3   $6,972.9   $7,359.4     $4.80     $5.08      $5.37
WACC Plus 1.0%      22.3%     $2,900.0    $6,459.5   $6,830.5   $7,201.4     $4.71     $4.98      $5.25
WACC Plus 2.0%      23.3%     $2,900.0    $6,338.3   $6,694.5   $7,050.7     $4.62     $4.88      $5.14

================================================================================
                         ARIZONA INSTRUMENT CORPORATION

Discounted Unlevered Cash Flows:

                              Discounted
                    WACC        Flows      2000     2001      2002      2003     2004   Terminal Value
                    ----        -----      ----     ----      ----      ----     ----   --------------
WACC Minus 2.0%     19.3%     $1,438.4    $183.5   $367.1    $325.3    $292.0   $270.5    $3,813.8
WACC Minus 1.0%     20.3%      1,402.1     182.0    361.1     317.2     282.4    259.5     3,657.9
WACC                21.3%      1,367.2     180.5    355.1     309.5     273.2    249.0     3,509.7
WACC Plus 1.0%      22.3%      1,333.6     179.0    349.3     301.9     264.4    239.0     3,368.6
WACC Plus 2.0%      23.3%      1,301.2     177.5    343.7     294.6     255.9    229.4     3,234.2


                             Unlevered      Present Value of Terminal Value
                             Discounted  +      as a Multiple of EBIT        =       Total Enterprise Value
                             ----------     --------------------------------    ----------------------------------
Discount Rate:       WACC      Flows            6.0X        7.0X        8.0X         6.0X         7.0X         8.0X
--------------       ----      -----            ----        ----        ----         ----         ----         ----
WACC Minus 2.0%     19.3%    $1,438.4         $3,178.2    $3,813.8    $4,449.4     $4,616.6     $5,252.2        $5,887.8
WACC Minus 1.0%     20.3%     1,402.1          3,048.3     3,657.9     4,267.6      4,450.4      5,060.1         5,669.7
WACC                21.3%     1,367.2          2,924.7     3,509.7     4,094.6      4,292.0      4,876.9         5,461.8
WACC Plus 1.0%      22.3%     1,333.6          2,807.1     3,368.6     3,930.0      4,140.7      4,702.2         5,263.6
WACC Plus 2.0%      23.3%     1,301.2          2,695.2     3,234.2     3,773.2      3,996.4      4,535.4         5,074.5


                           Net Debt At       Net Equity Value At 2/23/00     Net Equity Value Per Share At 2/23/00
                           -----------       ----------------------------    -------------------------------------
Discount Rate:       WACC   12/31/99        6.0X        7.0X        8.0X         6.0X         7.0X         8.0X
--------------       ----   --------        ----        ----        ----         ----         ----         ----
WACC Minus 2.0%     19.3%     $0.0       $4,616.6     $5,252.2    $5,887.8      $3.37         $3.83       $4.29
WACC Minus 1.0%     20.3%      0.0        4,450.4      5,060.1     5,669.7      $3.25         $3.69       $4.13
WACC                21.3%      0.0        4,292.0      4,876.9     5,461.8      $3.13         $3.56       $3.98
WACC Plus 1.0%      22.3%      0.0        4,140.7      4,702.2     5,263.6      $3.02         $3.43       $3.84
WACC Plus 2.0%      23.3%      0.0        3,996.4      4,535.4     5,074.5      $2.91         $3.31       $3.70


                               Terminal Value as a
                           % of Total Enterprise Value          TEV/LTM EBIT             TEV/2000 EBIT
                           ---------------------------    ---------------------     ----------------------
Discount Rate:       WACC     6.0X    7.0X     8.0X        6.0X    7.0X    8.0X      6.0X     7.0X    8.0X
--------------       ----     ----    ----     ----        ----    ----    ----      ----     ----    ----
WACC Minus 2.0%     19.3%     68.8%   72.6%    75.6%       3.7x    4.2x    4.7x      4.0x     4.6x    5.1x
WACC Minus 1.0%     20.3%     68.5%   72.3%    75.3%        3.6     4.1     4.5       3.9      4.4     4.9
WACC                21.3%     68.1%   72.0%    75.0%        3.4     3.9     4.4       3.7      4.2     4.7
WACC Plus 1.0%      22.3%     67.8%   71.6%    74.7%        3.3     3.8     4.2       3.6      4.1     4.6
WACC Plus 2.0%      23.3%     67.4%   71.3%    74.4%        3.2     3.6     4.1       3.5      3.9     4.4


                                          Net Equity Value + Excess Cash   Net Equity Value + Excess Cash
                                                    At 2/23/00                  Per Share At 2/23/00
                             Excess Cash  ------------------------------   ------------------------------
Discount Rate:       WACC    AT 12/31/99    6.0X      7.0X        8.0X       6.0X      7.0X       8.0X
--------------       ----    -----------    ----      ----        ----       ----      ----       ----
WACC Minus 2.0%     19.3%      $2,900.0   $7,516.6  $8,152.2    $8,787.8    $5.48     $5.94       $6.41
WACC Minus 1.0%     20.3%      $2,900.0   $7,350.4  $7,960.1    $8,569.7    $5.36     $5.80       $6.25
WACC                21.3%      $2,900.0   $7,192.0  $7,776.9    $8,361.8    $5.24     $5.67       $6.10
WACC Plus 1.0%      22.3%      $2,900.0   $7,040.7  $7,602.2    $8,163.6    $5.13     $5.54       $5.95
WACC Plus 2.0%      23.3%      $2,900.0   $6,896.4  $7,435.4    $7,974.5    $5.03     $5.42       $5.81

VALUATION ANALYSIS                                           2000E     2001E     2002E       2003E     2004E
                                                             -----     -----     ------     ------     ------
Revenue                                                      9,019     9,526     10,223     11,098     12,070
Cost of Goods Sold                                           3,344     3,564      3,828      4,159      4,527
                                                             -----     -----     ------     ------     ------
Gross Margin                                                 5,675     5,962      6,396      6,939      7,543

Operating Expenses

Selling & Marketing                                          2,165     2,286      2,454      2,664      2,897
General & Administrative                                     1,398     1,477      1,585      1,720      1,871
Research & Development                                         812       857        920        999      1,086
                                                             -----     -----     ------     ------     ------
EBITDA                                                       1,300     1,342      1,437      1,557      1,689
Depreciation & Amortization                                    522       522        522        522        522
                                                             -----     -----     ------     ------     ------
EBIT                                                           778       820        915      1,035      1,167
Other Expenses (Income)                                          0         0          0          0          0
Interest Expense                                               371       320        261        189        120
                                                             -----     -----     ------     ------     ------
Pre-Tax Income                                                 407       500        654        845      1,046
Taxes                                                          159       195        255        330        408
                                                             -----     -----     ------     ------     ------
Earnings                                                       248       305        399        516        638
                                                             =====     =====     ======     ======     ======

Add: Depreciation & Amortization                               522       522        522        522        522
Less: Senior Debt Principal Repayments                        (346)     (346)      (346)      (346)      (346)
Less: Subordinated Debt Principal Repayments                  (104)     (104)      (104)      (104)      (104)
Increase in Other Assets                                         5         5          5          5          5
Add/(Less): Changes in Working Capital                         (26)      (82)      (176)      (293)      (416)
Less: Capital Expenditures                                    (300)     (300)      (300)      (300)      (300)
                                                             -----     -----     ------     ------     ------
Cash Flow Available for Distribution                             0         0          0          0          0
                                                             =====     =====     ======     ======     ======

Year 0 Investment                                                                (500)

Year                                                    0        1         2          3          4        5
                                                        -----------------------------------------------------
Terminal Value @                                      7.00 (X) EBIT                                     8,168
Less: Remaining Outstanding Debt in 2004                                                                  571

Investment @ $5.00 price           IRR  72.32%       (500)       0         0         (0)         0      7,597

Add Investment if price is $5.50   IRR  44.99%     (1,186)       0         0         (0)         0      7,597

Add Investment if price is $6.00   IRR  32.34%     (1,871)       0         0         (0)         0      7,597

Add Investment if price is $5.87   IRR  35.02%     (1,693)       0         0         (0)         0      7,597

PRICES PRIOR TO HAYS' INDICATION OF INTEREST

                                                                  Purchase Price
                                                                    Premium
                                                                    -------
HAYS' GROUP OFFER PRICE                                   $ 5.00
Closing Price on 2/23/00 (Valuation Date)                 $ 4.38     14.29%
Closing Price on 1/31/00 (Day Before
  Indication of Interest)                                 $ 3.63     37.93%
30 trading day average (as of 1/31/00)                    $ 3.59     39.30%
60 trading day average (as of 1/31/00)                    $ 3.80     31.72%
90 trading day average (as of 1/31/00)                    $ 4.16     20.29%
180 trading day average (as of 1/31/00)                   $ 3.87     29.09%
12-month Stock Price (as of 1/31/00)                 HI   $ 5.88   (14.89%)
                                                     LO   $ 1.50    233.33%
6-month Stock Price (as of 1/31/00)                  HI   $ 5.88   (14.89%)
                                                     LO   $ 2.81     77.78%
12-month Volume Weighted-Average Stock Price              $ 3.55     40.67%
     (as of 1/31/00)
6-month Volume Weighted-Average Stock Price               $ 4.33     15.57%
     (as of 1/31/00)

PRICES PRIOR TO SPECIAL COMMITTEE'S ANNOUNCEMENT OF
STRATEGIC ALTERNATIVES CONSIDERATION

Closing Price on 8/2/99 (Day of Announcement of           $ 4.50     11.11%
  Strategic Alternatives)
Closing Price on 7/30/99 (Day Prior to
  Announcement of Strategic Alternatives)                 $ 4.13     21.21%

6-month Stock Price (as of 7/30/99)                  HI   $ 4.63      8.11%
                                                     LO   $ 1.50    233.33%
6-month Volume Weighted-Average Stock Price               $ 2.58     93.76%
  (as of 7/30/99)
3-month Volume Weighted-Average Stock Price               $ 2.94     70.14%
  (as of 7/30/99)

GUIDELINE COMPANY DETAIL
                                                           Sierra
                             CEM        O. I.     Mesa     Monitor
                             Corp.      Corp.     Labs.     Corp.     Metrisa
                             -----      -----     -----     -----     -------
Ticker                       CEMX       OICO      MLAB      SRMC        MTRE
Exchange                     NASD       NASD      NASD      OTC: BB     OTC: BB
FY End                       June 30    Dec. 31   Mar. 31   Dec. 31     Sept. 3
LTM End                      12/31/99   9/30/99   9/30/99   9/30/99     12/31/99
Shares Outstanding ('000s)      3,043     3,147     3,741    10,968        1,020
52 Week High                 $  10.94   $  6.75   $  5.44   $  1.16     $   1.00
52 Week Low                  $   5.50   $  3.63   $  3.50   $  0.25     $   0.63
Average Daily Volume LTM        6,300     7,121     5,922     2,169           71
SIC Code                         3826      3826      3823      3829         3827

                                                                                    ARIZONA
                                   Lifschultz                Intelligent            INSTRUMENT
                                   Industries   Transmation  Controls     MOCON     CORPORATION
                                   ----------   -----------  --------     -----     -----------
Ticker                                LIFF         TRNS       ITC         MOCO       AZIC
Exchange                              NASD         NASD       AMEX        NASD       NASD
FY End                                July 31      Mar. 31    Dec. 26     Dec. 31    Dec. 31
LTM End                               10/31/99     12/31/99   9/25/99     9/30/99    12/31/99
Shares Outstanding ('000s)               1,118        6,017     5,061       6,231       1,371
52 Week High                          $  12.25     $   5.00   $  3.19     $  7.50    $   6.13
52 Week Low                           $   4.19     $   1.94   $  2.13     $  4.38    $   1.50
Average Daily Volume LTM                 1,987       13,926     1,825      15,367       5,495
SIC Code                                  3826         3825      3825        3829        3823


CALCULATION OF TOTAL INVESTED CAPITAL
                                                                       Sierra
                                         CEM      O. I.      Mesa      Monitor
                                        Corp.      Corp.     Labs.      Corp.     Metrisa
                                        -----      -----     -----      -----     -------
Stock Price: as of February 23, 2000  $  10.50    $  4.25   $  3.75    $  0.91    $  0.63
Shares Outstanding ('000s)               3,043      3,147     3,741     10,968      1,020
   Market Value of Equity ('000s)     $ 31,956    $13,373   $14,028    $ 9,939    $   638

Plus: Preferred Stock                 $      0    $     0   $     0    $     0    $     0
Plus: Interest Bearing Debt           $  1,358    $     0   $     0    $     0    $ 2,494

less: Cash                            $(10,692)   $(2,061)  $(6,213)   $  (178)   $(1,118)

   TOTAL INVESTED CAPITAL             $ 22,622    $11,312   $ 7,815    $ 9,761    $ 2,014


                                                                                        ARIZONA
                                     Lifschultz                Intelligent             INSTRUMENT
                                     Industries   Transmation   Controls     MOCON     CORPORATION
                                     ----------   -----------   --------     -----     -----------
Stock Price: as of February 23, 2000  $ 10.38       $  2.78     $  2.13    $  6.63      $  4.38
Shares Outstanding ('000s)              1,118         6,017       5,061      6,231        1,371
   Market Value of Equity ('000s)     $11,594       $16,734     $10,755    $41,278      $ 6,000

Plus: Preferred Stock                 $     0       $     0     $     0    $     0      $     0
Plus: Interest Bearing Debt           $   379       $29,346     $   214    $     0      $    11

less: Cash                            $(2,099)      $  (381)    $(4,811)   $(6,338)     $(3,471)

   TOTAL INVESTED CAPITAL             $ 9,874       $45,699     $ 6,158    $34,940      $ 2,539

SELECTED COMPARATIVE FINANCIAL DATA
('000s)

                                                            Sierra
                              CEM        O. I.     Mesa     Monitor           Lifschultz
LATEST TWELVE MONTHS (LTM)    Corp.      Corp.     Labs.     Corp.   Metrisa  Industries  Transmation
-------------------------     -----      -----     -----     -----   -------  ----------  -----------
Revenue                       32,875    25,856     7,930     6,636     7,746    16,499      77,143
EBITDA                         4,188     2,498     3,005       (40)       31     1,522       3,555
EBIT                           2,770     1,910     2,782      (274)     (377)    1,198         229
Debt-Free Net Income           2,082     1,459     1,980      (217)     (738)    1,855         208
Net Income                     1,995     1,459     1,980      (217)     (744)    1,790      (2,345)
EPS -basic                     $0.65     $0.44     $0.50    $(0.02)   $(0.73)    $1.63      $(0.39)
EPS - diluted                  $0.65     $0.43     $0.49    $(0.02)   $(0.73)    $1.49      $(0.39)


EBITDA Margin                 12.74%     9.66%    37.90%    (0.60%)    0.40%     9.22%       4.61%
EBIT Margin                    8.43%     7.39%    35.09%    (4.12%)   (4.87%)    7.26%       0.30%
Debt-Free Net Margin           6.33%     5.64%    24.97%    (3.26%)   (9.52%)   11.24%       0.27%
Net Margin                     6.07%     5.64%    24.97%    (3.26%)   (9.60%)   10.85%      (3.04%)


                                                     Range                              Arizona
                        Intelligent              --------------                        Instrument
                          Controls    MOCON       Low      High   Average    Median   Corporation
                          --------    -----       ---      ----   -------    ------   -----------
Revenue                    15,053    17,293      6,636    77,143    23,003    16,499      8,683
EBITDA                      2,393     4,461        (40)    4,461     2,401     2,498      1,248
EBIT                        2,097     3,910       (377)    3,910     1,583     1,910        765
Debt-Free Net Income        1,723     2,878       (738)    2,878     1,248     1,723        463
Net Income                  1,707     2,878     (2,345)    2,878       945     1,707        447
EPS -basic                  $0.37     $0.46     ($0.73)    $1.63     $0.32     $0.44      $0.33
EPS - diluted               $0.36     $0.46     ($0.73)    $1.49     $0.31     $0.43      $0.33


EBITDA Margin              15.90%    25.80%     (0.60%)    37.90%   12.85%     9.66%     14.37%
EBIT Margin                13.93%    22.61%     (4.87%)    35.09%    9.56%     7.39%      8.82%
Debt-Free Net Margin       11.44%    16.64%     (9.52%)    24.97%    7.08%     6.33%      5.33%
Net Margin                 11.34%    16.64%     (9.60%)    24.97%    6.62%     6.07%      5.15%

RATIO & MARGIN ANALYSIS
('000s)

                                                                     Sierra
                                       CEM        O. I.     Mesa     Monitor           Lifschultz
LATEST TWELVE MONTHS (LTM)             Corp.      Corp.     Labs.     Corp.   Metrisa  Industries  Transmation
-------------------------              -----      -----     -----     -----   -------  ----------  -----------
Liquidity

Current Ratio                          3.64x      2.57x    19.42x     3.36x     1.82x     4.19x       0.61x
Quick Ratio                            2.82x      1.62x    16.16x     2.11x     1.32x     2.49x       0.37x
Cash as a % of Current Assets         45.95%     16.69%    64.53%     5.99%    25.71%    24.60%       1.61%
Debt-Free Net Working Capital         17,910      7,550     9,132     2,089     2,490     6,787      13,973
Debt-Free Net Working Capital
   as a % of Revenues                 54.48%     29.20%    115.16%   31.48%    32.15%    41.14%      18.11%
Debt-Free Net Working Capital
   Turnover                            1.84x      3.42x     0.87x     3.18x     3.11x     2.43x       5.52x

Asset Management

Days Receivables                          71         63        77        72        89        55          53
Days Payables                             72         49        16        76       130        30          48
Fixed Asset Turnover                   6.75x      7.92x     4.96x    28.69x    21.30x     5.29x      11.89x
Total Asset Turnover                   1.16x      1.32x     0.67x     1.75x     1.14x     1.38x       1.52x
Inventory Turnover                     5.90x      5.32x     4.64x     6.32x     5.94x     1.66x      25.26x

Leverage

Total Debt to Total Assets             4.56%      0.00%     0.00%     0.00%    38.64%     2.96%      56.16%
Total Debt to Book Equity              5.92%      0.00%     0.00%     0.00%    118.58%    3.55%     230.14%
Total Debt to Market Equity            4.25%      0.00%     0.00%     0.00%    390.97%    3.27%     175.37%
Total Liabilities to Book Equity      29.82%     33.62%     5.08%    31.09%    206.84%   19.90%     309.77%
Times Interest Earned                 21.64x        N/A       N/A       N/A     (0.65)   28.52x       0.08x

Profitability

ROAA                                   7.01%      7.43%    16.81%    (5.71%)   (10.90%   15.01%      (4.61%)
ROAE                                   8.92%      9.92%    17.66%    (7.35%)   (32.91%   18.29%     (17.05%)


                                                              Range                                Arizona
                                   Intelligent            --------------                          Instrument
                                    Controls    MOCON     Low      High       Average    Median   Corporation
                                    --------    -----     ---      ----       -------    ------   -----------
Liquidity

Current Ratio                         6.56x     4.29x     0.61x    19.42x       5.16x     3.64x       5.59x
Quick Ratio                           5.49x     3.45x     0.37x    16.16x       3.98x     2.49x       4.97x
Cash as a % of Current Assets        58.54%    10.21%     1.61%    64.53%      28.20%    24.60%      55.97%
Debt-Free Net Working Capital         7,127     8,812     2,089    17,910       8,430     7,550       5,103
Debt-Free Net Working Capital
   as a % of Revenues                47.34%    50.96%    18.11%    115.16%     46.67%    41.14%      58.78%
Debt-Free Net Working Capital
   Turnover                           2.11x     1.96x     0.87x    5.52x        2.72x     2.43x       1.70x

Asset Management

Days Receivables                         38        50        38       89           63        63          68
Days Payables                            26        45        16      130           55        48          22
Fixed Asset Turnover                 18.47x    15.05x     4.96x    28.69x      13.37x    11.89x      10.49x
Total Asset Turnover                  1.63x     0.99x     0.67x    1.75x        1.28x     1.32x       0.92x
Inventory Turnover                   10.26x     8.15x     1.66x    25.26x       8.16x     5.94x       7.44x

Leverage

Total Debt to Total Assets            2.36%     0.00%     0.00%    56.16%      11.63%     2.36%       0.12%
Total Debt to Book Equity             2.36%     0.00%     0.00%    230.14%     40.06%     2.36%       0.14%
Total Debt to Market Equity           1.99%     0.00%     0.00%    390.97%     63.98%     1.99%       0.18%
Total Liabilities to Book Equity     18.01%    17.35%     5.08%    309.77%     74.61%    29.82%      14.04%
Times Interest Earned                108.44x      N/A     (0.65)   108.44x     31.61x    21.64x      29.74x

Profitability

ROAA                                 18.45%    16.45%    (10.90%   18.45%       6.66%     7.43%       4.76%
ROAE                                 23.68%    19.21%    (32.91%   23.68%       4.49%     9.92%       5.81%

ANALYSIS OF VALUATION MULTIPLES

                                                                     Sierra
                                       CEM        O. I.     Mesa     Monitor           Lifschultz
LATEST TWELVE MONTHS (LTM)             Corp.      Corp.     Labs.     Corp.   Metrisa  Industries  Transmation
-------------------------              -----      -----     -----     -----   -------  ----------  -----------
TIC / Revenue                           0.69      0.44      0.99      1.47      0.26      0.60         0.59
TIC / EBITDA                            5.40      4.53      2.60       N/A     64.51      6.49        12.86
TIC / EBIT                              8.17      5.92      2.81       N/A       N/A      8.24       199.33
TIC / Debt-Free Net Income             10.86      7.75      3.95       N/A       N/A      5.32       219.82
TIC / Net Income                       11.34      7.75      3.95       N/A       N/A      5.52          N/A

                                                              Range                             Arizona
                                   Intelligent            --------------                       Instrument
                                    Controls    MOCON     Low      High    Average    Median   Corporation
                                    --------    -----     ---      ----    -------    ------   -----------
TIC / Revenue                         0.41       2.02     0.26     2.02      0.83      0.60
TIC / EBITDA                          2.57       7.83     2.57    12.86      6.04      5.40        2.04
TIC / EBIT                            2.94       8.94     2.81     8.94      6.17      7.04        3.32
TIC / Debt-Free Net Income            3.57      12.14     3.57    12.14      7.27      6.54        5.49
TIC / Net Income                      3.61      12.14     3.61    12.14      7.38      6.63        5.68

                                                      AVERAGE       MEDIAN
UTILIZES LATEST TWELVE MONTHS (LTM) DATA               MULTIPLE     MULTIPLE
                                                     ADJUSTED(1)  ADJUSTED(1)
                                                     -----------  -----------
TIC / Revenue                                           0.74         0.60
TIC / EBITDA                                            5.37         5.40
TIC / EBIT                                              6.32         7.04
TIC / Debt-Free Net Income                              6.97         5.32
TIC / Net Income                                        7.14         6.63

----------
(1)  Adjusted multiple excludes the high and low multiple

Valuation Multiples                           Rejecting           Including
                                               Hi - Lo             Hi - Lo
                                          Average    Median   Average    Median
Utilizes Latest twelve Months (LTM) Data  Multiple  Multiple  Multiple  Multiple
---------------------------------------   --------  --------  --------  --------
TIC / Revenue                               0.74      0.60      0.83      0.60
TIC / EBITDA                                5.37      5.40      6.04      5.40
TIC / EBIT                                  6.32      7.04      6.17      7.04
TIC / Debt-Free Net Income                  6.97      5.32      7.27      6.54
TIC / Net Income                            7.14      6.63      7.38      6.63

VALUATION MULTIPLES
WITH CONTROL PREMIUM OF 15%                   Rejecting           Including
                                               Hi - Lo             Hi - Lo
                                          Average    Median   Average    Median
UTILIZES LATEST TWELVE MONTHS (LTM) DATA  Multiple  Multiple  Multiple  Multiple
                                          --------  --------  --------  --------
TIC / Revenue                               0.85      0.69      0.95      0.69
TIC / EBITDA                                6.18      6.21      6.95      6.21
TIC / EBIT                                  7.26      8.10      7.09      8.10
TIC / Debt-Free Net Income                  8.02      6.12      8.36      7.52
TIC / Net Income                            8.21      7.63      8.49      7.63

AZIC LTM DATA ('000S)

Revenue                                         8,683
EBITDA                                          1,248
EBIT                                              765
Debt-Free Net Income                              463
Net Income                                        447
Book Value                                      7,908
Adjusted Book Value (Book Value - Excash)       5,008

AZIC TOTAL VALUE ('000S)

                                              Rejecting           Including
                                               Hi - Lo             Hi - Lo
                                          Average    Median   Average    Median
                                          Multiple  Multiple  Multiple  Multiple
                                          --------  --------  --------  --------
TIC / Revenue                               7,392     5,976     8,279    5,976
TIC / EBITDA                                7,705     7,750     8,666    7,750
TIC / EBIT                                  5,561     6,201     5,430    6,201
TIC / Debt-Free Net Income                  3,710     2,833     3,867    3,479
TIC / Net Income                            3,671     3,411     3,797    3,411


AZIC TOTAL VALUE
PLUS CASH  ('000S)
                                              Rejecting           Including
                                               Hi - Lo             Hi - Lo
                                          Average    Median   Average    Median
                                          Multiple  Multiple  Multiple  Multiple
                                          --------  --------  --------  --------
Cash Level                          3,471
TIC / Revenue                              10,863     9,447    11,751     9,447
TIC / EBITDA                               11,177    11,222    12,138    11,222
TIC / EBIT                                  9,032     9,672     8,902     9,672
TIC / Debt-Free Net Income                  7,181     6,304     7,339     6,950
TIC / Net Income                            7,143     6,883     7,269     6,883


AZIC PER SHARE PRICE
                                              Rejecting           Including
                                               Hi - Lo             Hi - Lo
                                          Average    Median   Average    Median
                                          Multiple  Multiple  Multiple  Multiple
                                          --------  --------  --------  --------
Shares Outstanding ('000s)          1,371
TIC / Revenue                               $5.39     $4.36    $6.04     $4.36
TIC / EBITDA                                $5.62     $5.65    $6.32     $5.65
TIC / EBIT                                  $4.05     $4.52    $3.96     $4.52
TIC / Debt-Free Net Income                  $2.71     $2.07    $2.82     $2.54
TIC / Net Income                            $2.68     $2.49    $2.77     $2.49

AZIC PER SHARE VALUE
INCLUDING CASH
                                              Rejecting           Including
                                               Hi - Lo             Hi - Lo
                                          Average    Median   Average    Median
                                          Multiple  Multiple  Multiple  Multiple
                                          --------  --------  --------  --------
Shares Outstanding ('000s)          1,371
TIC / Revenue                               $7.92     $6.89    $8.57     $6.89
TIC / EBITDA                                $8.15     $8.18    $8.85     $8.18
TIC / EBIT                                  $6.59     $7.05    $6.49     $7.05
TIC / Debt-Free Net Income                  $5.24     $4.60    $5.35     $5.07
TIC / Net Income                            $5.21     $5.02    $5.30     $5.02

                                                                                                      Target
                                        Target                                                          Net     Target
                                        Primary                              Value of                  Sales     EBIT
   Date                                  SIC                                Transaction   Transaction   LTM       LTM
Effective     Target Name                Code    Acquiror Name                ($ mil)   Adjustments(2) ($mil)    ($mil)
---------     -----------                ----    -------------                -------   ---------------------    ------
 6/17/97   Advanced Electromagnetics     3821    Not Disclosed                  1.38         -           3.37     0.55
  6/3/96   Control Systems Inc.          3821    Not Disclosed                  5.20         -          10.39     1.14
 4/27/95   Almor Instrument Company      3823    Not Disclosed                  4.39         -           8.47     0.44
 5/31/96   Sciteq Electronics Inc. 1     3825    Not Disclosed                  3.00         -           1.77     0.75
  2/1/99   General Analysis Corporati    3826    Not Disclosed                  1.84         -           3.87    (0.97)
 6/11/98   Phase Shift Technology        3826    Not Disclosed                 26.50       18.55        12.44     3.68
 5/30/97   Teletrac, Inc.                3826    Axsys Technologies Inc.       10.06         -           7.99     1.59
 4/16/98   Granville-Phillips Company    3829    Helix Technology Corporation  47.66       33.36        25.56     4.10
 5/11/99   RLF Electronics, Inc.         3825    Not Disclosed                 11.46         -          20.33     2.17
  1/6/99   General Microwave Corporation 3825    Herley Industries, Inc.       23.50         -          22.30     2.24
 5/31/99   DSP Technology Inc.           3825    MTS Systems Corporation       20.80       14.56        24.50     2.88
 2/17/98   Waekon Industries Inc.        3829    Hickok Inc.                    2.18         -           4.87     0.40


          Target
Target     Net                Value of        Value of        Value of
EBITDA   Income      Total  Transaction to  Transaction to  Transaction to
  LTM      LTM       Debt    Target Rev.     Target EBIT     Target EBIT     Consideration
 ($mil)   ($mil)    ($ mil)     LTM             LTM             LTM             Offered
 ------   ------    -------     ---             ---             ---             -------
  0.55     0.46       0.00      0.4x            2.5x            2.5x         Cash
  1.25     0.59       0.00      0.5x            4.5x            4.1x         Cash; Common Stock
  0.55     0.31       0.00      0.5x           10.0x            8.0x         Cash
  0.75     0.35       0.00      1.7x            4.0x            4.0x         Cash; Common Stock; Contingency Payment
 (0.90)   (1.03)      1.58      0.5x              NM              NM         Cash
  3.71     2.32       0.00      1.5x            5.0x            5.0x         Common Stock
  1.59     0.94       0.00      1.3x            6.3x            6.3x         Cash; Common Stock
  4.65     4.23       0.00      1.3x            8.1x            7.2x         Common Stock
  2.73     1.24       0.00      0.6x            5.3x            4.2x         Cash; Earnout
  3.00     2.20       1.33      1.1x           10.5x            7.8x         Cash; Warrants
  3.90     1.90       0.00      0.6x            5.1x            3.7x         Common Stock
  0.48     0.31       0.68      0.4x            5.5x            4.5x         Cash; Earnout

----------
1 Assumes an EBIT of $750,000 based on a contingency payment as a result of the transaction.

2 The transactions including adjustments were done on a pooling -of-interests basis, with the compensation restricted stock. Therefore, a lack of marketability discount of 30% was applied to all transactions performed on a pooling basis.

VALUATION MULTIPLES

                                                 Rejecting         Including
                                                  Hi - Lo           Hi - Lo
                                              ----------------  ----------------
                                              Average   Median  Average   Median
                                              -------   ------  -------   ------
Value of Transaction to Target Revenue LTM      0.8x     0.6x     0.9x     0.6x
Value of Transaction to Target EBIT LTM         6.0x     5.3x     6.1x     5.3x
Value of Transaction to Target EBITDA LTM       5.2x     4.4x     5.2x     4.5x


AZIC LTM DATA ('000S)

Revenue                                           8,683
EBITDA                                            1,248
EBIT                                                765
Net Income                                          447
Excess Cash                                       2,900
Shares Outstanding                                1,371

AZIC INDICATED EQUITY VALUE ('000S)

                                                 Rejecting         Including
                                                  Hi - Lo           Hi - Lo
                                              ----------------  ----------------
                                              Average   Median  Average   Median
                                              -------   ------  -------   ------
Value of Transaction to Target Revenue LTM      7,128    5,027    7,462    5,027
Value of Transaction to Target EBIT LTM         4,587    4,043    4,656    4,043
Value of Transaction to Target EBITDA LTM       6,509    5,436    6,512    5,632


AZIC INDICATED EQUITY VALUE

PLUS EXCESS CASH ('000S)
                                                 Rejecting         Including
                                                  Hi - Lo           Hi - Lo
                                              ----------------  ----------------
                                              Average   Median  Average   Median
                                              -------   ------  -------   ------
Value of Transaction to Target Revenue LTM    10,028    7,927   10,362    7,927
Value of Transaction to Target EBIT LTM        7,487    6,943    7,556    6,943
Value of Transaction to Target EBITDA LTM      9,409    8,336    9,412    8,532


AZIC INDICATED PER SHARE VALUE

INCLUDING EXCESS CASH

                                                 Rejecting         Including
                                                  Hi - Lo           Hi - Lo
                                              ----------------  ----------------
                                              Average   Median  Average   Median
                                              -------   ------  -------   ------
Value of Transaction to Target Revenue LTM     $7.31    $5.78    $7.56    $5.78
Value of Transaction to Target EBIT LTM        $5.46    $5.06    $5.51    $5.06
Value of Transaction to Target EBITDA LTM      $6.86    $6.08    $6.86    $6.22